UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 12, 2010, Luna Innovations Incorporated (“Luna”) entered into a Securities Purchase and Exchange Agreement (the “Exchange Agreement”) with Carilion Clinic, a Virginia non-profit, non-stock corporation (“Carilion”), in which Carilion agreed to exchange (the “Exchange”) all outstanding Senior Convertible Promissory Notes of Luna (the “Convertible Notes”) held by Carilion for (i) 1,321,514 newly-issued shares of Series A Convertible Preferred Stock, with a par value of $.001 per share (the “Preferred Stock”), and (ii) a warrant (the “New Warrant”) to purchase 356,000 shares of common stock of Luna (“Common Stock”) with an exercise price of $2.50 per share. Luna also agreed to reduce the exercise price to $2.50 per share of an existing warrant to acquire 10,000 shares of Common Stock (the “Existing Warrant,” and together with the New Warrant, the “Warrants”) and to extend the expiration date of such Existing Warrant to December 31, 2020. As of the date of the Exchange, the outstanding principal balance of the Convertible Notes was $5.0 million, and the aggregate balance of accrued interest was $1.2 million. Luna and Carilion consummated the Exchange on January 13, 2010.

In connection with the closing of the Exchange, Luna and Carilion also agreed to amend the existing Amended and Restated Investor Rights Agreement dated December 30, 2005, between such parties to, among other things, provide Carilion certain registration rights with respect to the shares of Common Stock that may be issued upon conversion of the Preferred Stock and upon exercise of the Warrants (as amended, the “IRA”).

Carilion is a beneficial owner of Luna’s Common Stock, and Edward G. Murphy, M.D. is currently the President and Chief Executive Officer of Carilion and is also a director of Luna.

The foregoing descriptions of the Exchange Agreement, the Existing Warrant, the New Warrant, and the IRA (collectively, the “Transaction Documents”), which are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, do not purport to be complete, are qualified by the text thereof, and are incorporated herein by reference. The Exchange Agreement, which contains certain representations and warranties by Luna and Carilion, is not intended to provide any other factual information about Luna or Carilion. The assertions embodied in those representations and warranties were made for purposes of the Exchange Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Exchange Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties in the Exchange Agreement as characterizations of the actual state of facts about Luna or Carilion. Investors should read the Transaction Documents together with all other information that Luna discloses in publicly filed reports and statements with the Securities and Exchange Commission (the “SEC”).

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above, which is incorporated herein by reference, for a summary of the material terms of the Exchange, including the date of sale and the title and amount of securities sold. The Preferred Stock has a stated value per share of $4.69159 (the “Stated Value”) with an aggregate liquidation preference of all shares of such Preferred Stock equal to $6.2 million upon issuance (the “Liquidation Preference”). Each share of Preferred Stock is convertible into shares of Common Stock of Luna, initially on a one-to-one basis, based on a conversion rate equal to the quotient of the Stated Value divided by a conversion price per share of $4.69159 (the “Conversion Price”). The Conversion Price is subject to certain customary terms for adjustment, including in the event of any stock splits, consolidations or the like, or the declaration and payment by Luna of stock dividends in respect of the Common Stock. The foregoing terms of conversion are set forth in the Certificate of Designations (as defined in Item 3.03 below). The shares of the Preferred Stock and the Warrants were offered and sold in a transaction exempt from registration pursuant to Sections 3(a)(9) and 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D as promulgated by the SEC under the Securities Act.

Item 3.03	Material Modification to Rights of Security Holders.

On and effective as of January 12, 2010, Luna amended its current Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) upon filing a Certificate of Designations with the Secretary of the State of Delaware (the “Certificate of Designations”), which sets forth the rights, preferences and privileges of the Preferred Stock. See Item 1.01 and Item 3.02 above, which are incorporated herein by reference, for a summary of the material terms of the Exchange and of the title, rights, preferences and privileges of the Preferred Stock. The Preferred Stock accrues cumulative dividends for each share of Preferred Stock at a rate of six percent (6%) of the Stated Value per annum. Dividends are payable in shares of Common Stock based on the quotient of the aggregate dollar amount of accrued, unpaid dividends, divided by the Conversion Price. The accrual of dividends is subject to termination upon satisfaction of certain conditions set forth in the Certificate Designations. Other than certain customary protective provisions, the Preferred Stock does not have voting rights. The Preferred Stock with respect to dividends and rights upon liquidation, winding up or dissolution shall rank senior to the Common Stock and to any other series of preferred stock established by Luna’s Board of Directors. In the event dividends are declared and paid on the Common Stock (or any other class of capital stock), an equivalent dividend shall be paid on each share of the Preferred Stock. The shares of Common Stock issuable upon conversion of the Preferred Stock have voting and other rights as set forth in Luna’s Certificate of Incorporation. The foregoing description of the Certificate of Designations, which is attached hereto as Exhibit 3.1, does not purport to be complete and is qualified by the text thereof and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 3.02 and Item 3.03 above, which are incorporated herein by reference, with respect to the effective date of the amendment of Luna’s Certificate of Incorporation, and for a description of the material provisions adopted by such amendment pursuant to the filing of the Certificate of Designations to designate the rights, preferences and privileges of the Preferred Stock.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Statements that describe Luna’s business strategy, goals, prospects, opportunities, outlook, plans or intentions, including the potential termination of accrued dividends under the terms set forth in the Certificate of Designations, are also forward looking statements. Actual results may differ materially from the expectations expressed in such forward-looking statements as a result of various factors, including risks and uncertainties set forth in Luna’s periodic reports and other filings with the SEC. Such filings are available at the SEC’s website at http://www.sec.gov, and at Luna’s website at http://www.lunainnovations.com. The statements made in this Current Report on Form 8-K are based on information available to Luna as of the date of this Current Report on Form 8-K and Luna undertakes no obligation to update any of the forward-looking statements after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designations of the Series A Convertible Preferred Stock.

10.1	Securities Purchase and Exchange Agreement, dated January 12, 2010, by and between Luna Innovations Incorporated and Carilion Clinic.*

10.2	Warrant No. 1, dated January 13, 2010.

10.3	Warrant No. 2, dated January 13, 2010.

10.4	Amended and Restated Investor Rights Agreement, dated January 13, 2010, by and among Luna Innovations Incorporated, Carilion Clinic, and certain stockholders of Luna Innovations Incorporated.

*	Schedules and exhibits have been omitted. Luna undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/S/ TALFOURD H. KEMPER, JR.
Talfourd H. Kemper, Jr.
Vice President and General Counsel

Date: January 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations of the Series A Convertible Preferred Stock.

10.1	Securities Purchase and Exchange Agreement, dated January 12, 2010, by and between Luna Innovations Incorporated and Carilion Clinic.*

10.2	Warrant No. 1, dated January 13, 2010.

10.3	Warrant No. 2, dated January 13, 2010.

10.4	Amended and Restated Investor Rights Agreement, dated January 13, 2010, by and among Luna Innovations Incorporated, Carilion Clinic, and certain stockholders of Luna Innovations Incorporated.

*	Schedules and exhibits have been omitted. Luna undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.